REDEMPTION AGREEMENT

THIS REDEMPTION AGREEMENT (this “Agreement”) is made and entered into as of June 2, 2006 (the “Effective Date”), by and between United Companies Corporation, a Nevada corporation (“United”) and Cornell Capital Partners, LP, a Delaware limited partnership (“Cornell” and together with United, the “Parties”).

RECITALS:

WHEREAS, United is currently indebted to Cornell in the aggregate amount of Two Hundred Ten Thousand Five Hundred Dollars ($210,500), plus accrued interest, pursuant to that certain $250,000 Secured Convertible Debenture, dated as of April 2, 2004 and that certain $125,000 Secured Convertible Debenture, dated as of July 23, 2004 (together, the “Debentures”);

WHEREAS, United desires to repay all amounts currently owed under the Debentures, and Cornell desires to be so repaid, all on the terms and subject to the conditions set forth in this Agreement (the “Redemption”); and

WHEREAS, in order to effect the Redemption, no later than June 7, 2006 the Company is providing to Cornell a Notice of Redemption, attached hereto as Exhibit A, in accordance with those relevant Sections of the Debentures.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT:

1.  Incorporation of Recitals. The recitals to this Agreement are true, correct and are incorporated by reference.

2.  The Redemption.

a.  On or before June 7, 2006 (the “Closing Date”), United shall repay to Cornell a total of Two Hundred Sixty-Six Thousand Seven Hundred Seventy-Seven Dollars $(266,777) (the “Redemption Price”), which shall be applied as follows: (i) Two Hundred Ten Thousand Five Hundred Dollars ($210,500) as full repayment of all outstanding principal due and owing under the Debentures (the “Principal Amount”); (ii) Thirty-four Thousand Seven Hundred Seventy-Seven Dollars ($34,777) as full repayment of all outstanding interest due and owing under the Debentures; and (iii) a “Redemption Fee” equal to Twenty-One Thousand Five Hundred Dollars ($21,500), which represents ten percent (10%) of the Principal Amount of the Debentures.

b.  The Parties acknowledge and agree that upon payment by the Company to Cornell of the Redemption Price set forth in Section 2(a) above, the Company will have no further obligations to Cornell under the Debentures, including, without limitation, any obligations to issue any warrants to Cornell under the Debentures and shall have no obligations to Cornell under that certain Standby Equity Distribution Agreement dated April 2, 2004, by and between United and Cornell.

c.  The Parties acknowledge and agree that the Notice of Redemption being provided to Cornell herewith shall satisfy the redemption notice provisions under the Debentures.

3.  Intentionally Omitted.

4.  Representations and Warranties of United. United hereby represents and warrants to Cornell that, except as set forth in the SEC Documents (as defined below):

a.  Organization and Qualification. United is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power to own their properties and to carry on their business as now being conducted. United is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on United and its subsidiaries taken as a whole.

b.  Authorization, Enforcement, Compliance with Other Instruments. (i) United has the requisite corporate power and authority to enter into and perform this Agreement and every agreement referenced herein and therein (collectively, the “Transaction Documents”), all in accordance with the terms hereof and thereof; (ii) the execution and delivery of the Transaction Documents by United and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by United’s Board of Directors (the “Board”) and no further consent or authorization is required by United, its Board or its stockholders; (iii) the Transaction Documents have been duly executed and delivered by United; (iv) the Transaction Documents constitute the valid and binding obligations of United enforceable against United in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.  No Conflicts. The execution, delivery and performance of the Transaction Documents by United and the consummation by United of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of United or the Bylaws; nor (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which United or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board (“OTCBB”) on which the common stock is quoted) applicable to United or any of its subsidiaries or by which any property or asset of United or any of its subsidiaries is bound or affected. Neither United nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or bylaws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to United or its subsidiaries. The business of United and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, United is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement. All consents, authorizations, orders, filings and registrations which United is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. United and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

d.  SEC Documents: Financial Statements. Since January 1, 2003, United has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). United has made available to Cornell through the SEC’s website at www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of United disclosed in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of United as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of United to Cornell which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

e.  Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting United, the common stock or any of United’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby; (ii) adversely affect the validity or enforceability of, or the authority or ability of United to perform its obligations under, this Agreement or any of the documents contemplated herein; or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of United and its subsidiaries taken as a whole.

f.  Employee Relations. Neither United nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of United or any of its subsidiaries, is any such dispute threatened. None of United’s or its subsidiaries’ employees is a member of a union and United and its subsidiaries believe that their relations with their employees are good.

g.  Title. Any real property and facilities held under lease by United and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by United and its subsidiaries.

h.  Insurance. United and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of United believes to be prudent and customary in the businesses in which United and its subsidiaries are engaged. Neither United nor any such subsidiary has been refused any insurance coverage sought or applied for and neither United nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of United and its subsidiaries, taken as a whole.

i.  No Material Adverse Breaches, etc. Neither United nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of United’s officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of United or its subsidiaries. Neither United nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of United’s officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of United or its subsidiaries.

5.  Representations and Warranties of Cornell. Cornell hereby represents and warrants to United that:

a.  Title. Cornell has good and marketable title to the Debentures, free and clear of all encumbrances, liens or charges of any kind or character.

b.  Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Cornell and is a valid and binding agreement of Cornell enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

c.  Receipt of Documents. Cornell and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and in the other Transaction Documents; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) United’s Form 10-KSB for the fiscal year ended December 31, 2005; and Cornell has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

d.  No Legal Advice From United. Cornell acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Cornell is relying solely on such counsel and advisors and not on any statements or representations of United or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

6.  Covenants.

a.  Best Efforts. Each Party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it no later than June 7, 2006 as provided in this Agreement. The Parties hereby agree that in the event the Parties fail to satisfy all conditions set forth herein by June 7, 2006 this Agreement shall be terminated and neither Party hereunder shall have any obligations pursuant to the terms of this Agreement; however, all obligations under the Debentures shall remain in full force and effect.

b.  Fees and Expenses. Each of United and Cornell shall pay all costs and expenses incurred by such Party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents.

c.  Operation of this Agreement. In the event that United fails to pay in full to Cornell the Redemption Price on or before the Closing Date, then the agreements, transactions and undertakings set forth or contemplated under this Agreement shall be deemed null and void.

7.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Confirmation of execution by electronic transmission of a facsimile signature page shall be binding upon any Party so confirming.

8.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, exclusive of conflicts or choice of laws rules or comity.

9.  Entire Understanding. This Agreement, together with all other documents, instruments, certificates and agreements executed in connection herewith or referenced herein, states the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written communications and agreements with respect to the subject matter hereof.

10.  Modifications of this Agreement. This Agreement shall not be amended or modified except in a written document signed by each Party hereto.

11.  Survival. All representations, warranties and covenants made by United or Cornell in this Agreement or pursuant hereto shall survive the Effective Date and the consummation of the transactions contemplated in this Agreement.

12.  Parties in Interest. This Agreement shall bind, benefit, and be enforceable by the Parties hereto and their respective successors, legal representatives, and permitted assigns.

13.  No Waivers. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any Party hereto shall constitute a waiver thereof or shall preclude any other or further exercise of the same or any other right, power or remedy.

14.  Attorneys’ Fees. The Parties hereto shall be responsible for the payment of their respective attorneys’ fees incurred in connection with this matter. In the event that either Party hereto is required to bring an action for the enforcement of this Agreement or any provision herein or for the recovery of damages in the event of a breach of this Agreement, the prevailing Party shall be entitled to recover its costs, including reasonable attorneys’ fees, associated with such action.

15.  Further Undertakings. The Parties hereto shall execute and deliver such further documents as may be necessary to accomplish the intent of this Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Redemption Agreement as of the Effective Date.

UNITED COMPANIES CORPORATION

By: /s/ Robert Carmichael
Name: Robert Carmichael
Title: Chief Executive Officer

CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors, LLC, its General Partner

By: /s/ Mark Angelo
Mark Angelo,
its President and Portfolio Manager

EXHIBIT A

Notice of Redemption

To: Cornell Capital Partners, LP

The undersigned, an authorized representative of United Companies Corporation (the “Company”), hereby irrevocably elects to redeem the full principal amount of that certain $250,000 secured convertible debenture, dated April 2, 2004, and that certain $125,000 secured convertible debenture, dated July 23, 2004 (collectively, the “Debentures”), issued to Cornell Capital Partners, LP (“Cornell”) in accordance with those relevant Sections of the Debentures and the conditions stated therein, effective as of the Redemption Date written below. Upon redemption, the Company shall have no further obligations to Cornell under the Debentures.

Redemption Date:	June 2, 2006
Amount of the Debentures:	$375,000
Redemption Amount (Principal Amount):	$210,500
Accrued Interest:	$34,777.00
Redemption Fee (10% of Principal Amount):	$21, 500
Total Purchase Price:	$266,777.00
Authorized Signature:	/s/ Robert Carmichael
Name:	Robert Carmichael
Title:	CEO
Date of this Notice:	June 2, 2006